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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934.

         Date of Report (Date of earliest event reported) July 23, 1998

                             2CONNECT EXPRESS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                      -------------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)

        000-22251                                            65-0674664
        -------------                                        ---------------
        (Commission                                          (I.R.S. Employer
        file number)                                         Identification No.)

3500 Gateway Drive, Suite 101, Pompano Beach, FL             33069
------------------------------------------------             -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           (954) 971-3555
--------------------------------------------------------------------------------


                                 NOT APPLICABLE
                                 --------------
     (Former name, former address and former fiscal year, if changed since last report)
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Item 5. OTHER EVENTS

On July 23, 1998, 2Connect Express, Inc. issued a Press Release announcing that it had filed a motion with the United States Bankruptcy Court, Southern District of Florida, to amend its Disclosure Statement and expedite a hearing on such motion. The Disclosure Statement amendment, which is subject to Bankruptcy Court approval, provides for the extinguishment of a all pre-confirmation equity interests in 2Connect Express, Inc. as of the Effective Date of the Plan of Reorganization. A copy of this Press Release is filed as Exhibit A hereto.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

 (c)    EXHIBITS

        Exhibit A.   Debtor's Press Release dated July 23, 1998


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         2CONNECT EXPRESS, INC.
                                         --------------------------------
                                         (Registrant)

Date:  July 28, 1998                     /s/ THOMAS H. HICKS
--------------------                     --------------------------------
                                         Thomas H. Hicks, President and Chief
                                         Executive Officer (Interim)


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                                  EXHIBIT INDEX


Exhibit Number          Description                  Sequentially Numbered Page
--------------          -----------                  --------------------------

99.1                    Debtor's Press Release dated             5
                         dated July 23, 1998